                              LETTER OF TRANSMITTAL

                            COMSTOCK RESOURCES, INC.

                        Offer For Any and All Outstanding
                          11 1/4% Senior Notes due 2007
                                 in Exchange for
                          11 1/4% Senior Notes due 2007
           Which Have Been Registered Under The Securities Act of 1933
                 Pursuant to the Prospectus dated July ___, 2002

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON JULY ___, 2002, UNLESS THE OFFER IS EXTENDED IN ACCORDANCE WITH THE
TERMS OF THE EXCHANGE OFFER. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW
YORK CITY TIME, ON THE EXPIRATION DATE.
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                  The Exchange Agent For The Exchange Offer Is:

               THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.

                       By Mail, Hand Delivery or Courier:
                              The Bank of New York
                         Trust Company of Florida, N.A.
                           15 Broad Street, 16th Floor
                            New York, New York 10001
                              Attn: Corporate Trust

                Confirm by Telephone (For Eligible Institutions):
                                 (212) 235-2360
                           (212) 235-2263 (facsimile)

     Delivery of this letter of transmittal to an address other than as set forth above or transmission of instructions via facsimile other than as set forth above does not constitute a valid delivery of such letter of transmittal.

     The undersigned acknowledges receipt of the Prospectus, dated July ___,
2002, as it may be amended from time to time (the "Prospectus"), of Comstock
Resources, Inc., a Nevada corporation (the "Company"), and this Letter of
Transmittal, which together constitute the Company's offer (the "Exchange
Offer") to exchange an aggregate principal amount of up to $75,000,000 of the
Company's 11 1/4% Senior Notes due 2007 which have been registered (the "New
Notes") under the Securities Act of 1933, as amended (the "Securities Act"), for an equal principal amount of the Company's issued and outstanding 11 1/4% Senior
Notes due 2007 (the "Outstanding Notes") from the holders thereof.

     PLEASE READ THE INSTRUCTIONS CONTAINED HEREIN CAREFULLY BEFORE COMPLETING
THIS LETTER OF TRANSMITTAL.

     Holders of New Notes will not be entitled to certain rights of holders of the Outstanding Notes under the Registration Rights Agreement, dated March 7,
2002, among the Company, certain subsidiaries of the Company, and Morgan Stanley
& Co. Incorporated, as the representative of the initial purchasers (the
"Registration Rights Agreement"), which rights will be terminated upon consummation of the Exchange Offer with respect to holders who hold the New
Notes.

     Capitalized terms used but not otherwise defined herein shall have the same meanings respectively given to them in the Prospectus. The term "holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from such registered holder.

     This Letter of Transmittal is to be completed by holders of Outstanding
Notes, whether certificates for Outstanding Notes ("Certificates") are to be
forwarded herewith or whether tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by The Bank of New York Trust
Company of Florida, N.A. (the "Exchange Agent") at the Depository Trust Company
(the "Book Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" in the
Prospectus.

     Participants in the Book-Entry Transfer Facility may also tender
Outstanding Notes by complying with the Book-Entry Transfer Facility's Automated
Tender Offer Program by which tendering participants will agree to be bound by the terms of this Letter of Transmittal as described in the Prospectus. In that case physical delivery of this Letter of Transmittal is not required.

     Holders of Outstanding Notes whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the expiration date of the
Exchange Offer (as provided in the Prospectus, the "Expiration Date") or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Outstanding Notes by complying with the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in
the Prospectus.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT
CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned has completed the appropriate boxes below and signed this
Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

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DESCRIPTION OF OUTSTANDING NOTES        1                 2                 3
----------------------------------------------------------------------------------------
Name(s) and Address(es) of          Certificate       Aggregate        Principal
   Registered Holder(s):            Number(s)*        Principal        Amount of
   (Please fill in, if blank)                         Amount of        Outstanding Notes
                                                      Outstanding      Tendered
                                                      Notes            (if less than all)***

------------------------------      -----------       -----------       --------------
------------------------------      -----------       -----------       --------------
------------------------------      -----------       -----------       --------------
------------------------------      -----------       -----------       --------------

*    Need not be completed if Outstanding Notes are being tendered by book-entry holders.
**   Outstanding Notes tendered in the Exchange Offer must be tendered in denominations of the principal amount of $1,000 or any integral multiples of $1,000 in excess thereof. See Instruction 4. Unless otherwise indicated
     in the column, a Holder will be deemed to have tendered all Outstanding
     Notes represented by the Outstanding Notes indicated in Column 2. See
     Instruction 4.

     (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

|_|  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE
     BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:________________________________
     Account Number:_______________________________________________
     Transaction Code Number:______________________________________

|_|  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
     TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name of Holder(s):_________________________________________________________
     Window Ticket Number (if any):_____________________________________________
     Date of Execution of Notice of Guaranteed Delivery:__________________ ,1999
     Name of Institution which Guaranteed Delivery:
          If Guaranteed Delivery is to be made by Book-Entry Transfer:
     Name of Tendering Institution:_____________________________________________
     DTC Account Number:________________________________________________________
     Transaction Code Number:___________________________________________________

|_|  CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING
     NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY
     ACCOUNT NUMBER SET FORTH ABOVE.

|_|  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES
     FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING
     ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10
     ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR
     SUPPLEMENTS THERETO.

     Name:___________________________________
     Address & Phone:____________________
                         ____________________
                         ____________________
                           (include zip code)

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described aggregate principal amount of the Company's Outstanding Notes in exchange for a like aggregate principal amount of the Company's New Notes, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the
Prospectus, constitute the Exchange Offer). Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer
(including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith.

     The undersigned hereby irrevocably constitutes and appoints the Exchange
Agent as its agent and attorney-in-fact (with full knowledge that the Exchange
Agent is also acting as agent of the Company in connection with the Exchange
Offer) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power, coupled with an interest) subject only to the right of withdrawal described in
"The Exchange Offer -- Withdrawal Rights" in the Prospectus, to (i) deliver
Certificates to the Company, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Outstanding Notes, (ii) present Certificates for transfer, and to transfer the Outstanding Notes on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS
FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE
OUTSTANDING NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR
EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE
THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES,
AND THAT THE OUTSTANDING NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE
CLAIMS, PROXIES, OR ANY OTHER RIGHTS OF THIRD PARTIES. UPON REQUEST, THE
UNDERSIGNED WILL EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE
COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE
EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING NOTES TENDERED HEREBY, AND
THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS
AGREEMENT. THE UNDERSIGNED HAS READ AND AGREED TO ALL OF THE TERMS OF THE
EXCHANGE OFFER.

     The undersigned agrees that acceptance of any tendered Outstanding Notes by the Company and the issuance of New Notes in exchange for Outstanding Notes will constitute performance in full by the Company of its obligations under the
Registration Rights Agreement and that the Company will have no further obligations or liabilities thereunder.

     If they are not already set forth above, please print the name(s) and address(es) of the holder(s) of the Outstanding Notes tendered hereby as they appear on the Certificates. The undersigned should indicate the Certificate number(s) of the Outstanding Notes that the undersigned wishes to tender in the appropriate boxes above.

     If any tendered Outstanding Notes are not exchanged pursuant to the
Exchange Offer for any reason, or if Certificates are submitted for more
Outstanding Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding
Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the Expiration Date.

     The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for
Tendering Outstanding Notes" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered
Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.
The undersigned recognizes that, under certain circumstances set forth in the
Prospectus, the Company may not be required to accept for exchange any of the
Outstanding Notes tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such New Notes be credited to the account indicated above and maintained at DTC.
If applicable, substitute Certificates not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above and maintained at DTC. Similarly, unless otherwise indicated under "Special
Delivery Instructions," New Notes will be delivered to the undersigned at the address shown below the undersigned's signature.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on certain interpretive letters by the staff of the Securities and
Exchange Commission (the "SEC") to third parties in unrelated transactions. On the basis thereof, the New Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders of the New Notes (other than any such holder that is an
"affiliate" of the Company within the meaning of Rule 405 under the Securities

Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement or understanding with any person to participate in, the distribution of such New Notes.

     BY TENDERING OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL,
THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT (I) THE UNDERSIGNED IS NOT
AN "AFFILIATE" OF THE COMPANY, (II) ANY NEW NOTES TO BE RECEIVED BY THE
UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE
UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE
IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW NOTES TO BE
RECEIVED IN THE EXCHANGE OFFER AND (IV), IF THE UNDERSIGNED IS NOT A BROKER-
DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A
DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW NOTES. BY
TENDERING OUTSTANDING NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS
LETTER OF TRANSMITTAL, A HOLDER OF OUTSTANDING NOTES THAT IS A BROKER- DEALER
REPRESENTS AND WARRANTS, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY
THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE
COMMISSION TO THIRD PARTIES, THAT (A) THE BROKER-DEALER HOLDS SUCH OUTSTANDING
NOTES ONLY AS A NOMINEE, OR (B) THE BROKER-DEALER ACQUIRED SUCH OUTSTANDING
NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER
TRADING ACTIVITIES AND THAT IT WILL DELIVER A PROSPECTUS (AS AMENDED OR
SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT
IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES (PROVIDED THAT, BY SO
ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE
DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES
ACT).

     THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION
RIGHTS AGREEMENT, A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) MAY USE THE
PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, IN
CONNECTION WITH RESALES OF NEW NOTES THAT SUCH PARTICIPATING BROKER-DEALER
ACQUIRED FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER
TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER CONSUMMATION OF THE
EXCHANGE OFFER OR, IF EARLIER, WHEN SUCH PARTICIPATING BROKER-DEALER HAS
DISPOSED OF ALL SUCH NEW NOTES. IN THAT REGARD, EACH BROKER-DEALER THAT ACQUIRED
OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER
TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH
OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON
RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE
DISCOVERY OF ANY FACT THAT MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY
REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR THAT CAUSES THE
PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE
STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE
CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, OR OF THE OCCURRENCE
OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH
PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE
PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO
CORRECT SUCH MISSTATEMENT OR OMISSION AND THE COMPANY HAS FURNISHED COPIES OF
THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR
UNTIL THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE
RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES NOTICE TO SUSPEND THE SALE OF
THE NEW NOTES, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH
PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION
WITH THE RESALE OF NEW NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND
INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN

PARTICIPATING BROKER- DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR
AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW NOTES OR TO AND
INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF NEW
NOTES MAY BE RESUMED, AS THE CASE MAY BE.

     Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such
Outstanding Notes otherwise payable on any interest payment date the record date for which occurs on or after the date of consummation of the Exchange Offer.
Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Such holders, as holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer, will receive interest accruing from the most recent date to which interest has peen paid or, if no interest has been paid, from May 1, 2002.

     Upon request, the undersigned will execute and deliver any additional documents that the Company or the Exchange Agent may deem necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, a tender of Outstanding Notes is irrevocable.

     BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" ABOVE AND
DULY SIGNING AND DELIVERING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED WILL BE
DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

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X________________________________________   _____________________   _______________________
                                              Telephone Number       Taxpayer Identification
X________________________________________    (including area code)   or  Social  Security No.
         Signature(s) of Holder(s):

Dated:___________________________________

     (Must  be   signed   by   holder(s)
exactly   as   name(s)    appear(s)   on
Certificate(s) hereby tendered or on the
Note  Register,   or  by  any  person(s)
authorized  to become the  holder(s)  by
endorsements  and documents  transmitted
herewith  (including  such  opinions  of
counsel,    certifications   and   other
information  as may be  required  by the
Company  for the  Outstanding  Notes  to
comply with the restrictions on transfer
applicable to the Outstanding Notes). If
signature  is  by  an  attorney-in-fact,
executor,    administrator,     trustee,
guardian,  officer of a corporation or a        GUARANTEE OF SIGNATURE(S)
person  acting in another  fiduciary  or       (SEE INSTRUCTIONS 2 AND 5):
representative   capacity,   please  set
forth the  signatory's  full title.  See
Instruction  5.)                              Authorized Signature:_____________

Date:______________________________,1999      Date:_____________________________

Name(s):_______________________________       Name of firm:_____________________
              (please print)

Capacity (full title):_________________       Capacity (full title):____________

Address:________________________________      Address:__________________________

        ________________________________      __________________________________
              (Include Zip Code)                      (Include Zip Code)
                                              __________________________________
                                                  Telephone Number
                                                (including area code)
--------------------------------------------------------------------------------

     IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS
LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S)
FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE
EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     ALL SHAREHOLDERS MUST COMPLETE THIS SUBSTITUTE FORM W-9; FAILURE TO DO SO
MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO
THE EXCHANGE OFFER.

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                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if the New Notes or Outstanding Notes not tendered are to be issued in the name of someone  other  than the  Holder of the  Outstanding
Notes whose name(s) appear(s) above.
--------------------------------------------------------------------------------
Please issue:

|_|  Outstanding Notes not tendered to:       |_|  New Notes to:

Name(s): ________________________________     Name(s): ________________________________
         ________________________________              ________________________________
                 (please print)                                (please print)

Capacity (full Title):___________________     Capacity (full Title):___________________

Address: ________________________________     Address: ________________________________
         ________________________________              ________________________________
               (include zip code)                           (include zip code)

Telephone Number                              Telephone Number
(including area code):___________________     (including area code):___________________

Taxpayer Identification or                    Taxpayer Identification or
Social Security Number(s):_______________     Social Security Number(s):_______________
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if New Notes or Outstanding  Notes not tendered are to be sent to someone other than the Holder of the Outstanding  Notes whose name(s)
appear(s) above, or to such holder(s) at an address other than that shown above.

---------------------------------------------------------------------------------------
Please mail:

|_|  Outstanding Notes not tendered to:       |_|  New Notes to:

Name(s): ________________________________     Name(s): ________________________________
         ________________________________              ________________________________
                 (please print)                                (please print)

Capacity (full Title):___________________     Capacity (full Title):___________________

Address: ________________________________     Address: ________________________________
         ________________________________              ________________________________
               (include zip code)                           (include zip code)

Telephone Number                              Telephone Number
(including area code):___________________     (including area code):___________________

Taxpayer Identification or                    Taxpayer Identification or
Social Security Number(s):_______________     Social Security Number(s):_______________
---------------------------------------------------------------------------------------

                                  INSTRUCTIONS
        (FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER)

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES;  GUARANTEED DELIVERY
PROCEDURES.  This  Letter  of  Transmittal  is to be  completed  if  either  (a)
certificates  representing  the  Outstanding  Notes  ("Certificates")  are to be
forwarded  herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange  Offer--Procedures  for
Tendering  Outstanding  Notes"  in  the  Prospectus,  and  in  either  case  the
Book-Entry Transfer Facility's  Automated Tender Offer Procedure ("ATOP") is not
being used. The Exchange Agent must receive Certificates, or timely confirmation of a book-entry  transfer of such  Outstanding  Notes into the Exchange  Agent's account at DTC, as well as this Letter of  Transmittal  (or facsimile  thereof), properly completed and duly executed,  with any required  signature  guarantees, and any other documents  required by this Letter of Transmittal,  at its address set forth herein on or prior to the Expiration  Date.  Outstanding  Notes may be tendered  in whole or in part in the  principal  amount of $1,000  and  integral multiples  thereof;  provided,  however,  that,  if any  Outstanding  Notes  are tendered for exchange in part, the untendered  principal  amount thereof must be
$1,000 or any integral multiple thereof.

     Holders who wish to tender their  Outstanding  Notes (i) whose  Outstanding
Notes are not immediately  available,  (ii) who cannot deliver their Outstanding
Notes,  this  Letter of  Transmittal  and all other  required  documents  to the
Exchange Agent on or prior to the Expiration  Date or (iii) who cannot  complete the procedures for delivery by book-entry transfer on a timely basis, may tender their  Outstanding  Notes by properly  completing and duly executing a Notice of
Guaranteed  Delivery pursuant to the guaranteed delivery procedures set forth in
"The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant
to such  procedures:  (i) such  tender  must be made by or through  an  Eligible
Institution (as defined below);  (ii) the Exchange Agent must receive a properly completed and duly executed Notice of Guaranteed Delivery,  substantially in the form that the Company has made  available,  on or prior to the Expiration  Date;
and (iii) the  Exchange  Agent must  receive the  Certificates  (or a book-entry
confirmation  (as  defined  in  the   Prospectus))   representing  all  tendered
Outstanding  Notes,  in  proper  form for  transfer,  together  with a Letter of
Transmittal (or facsimile thereof),  properly completed and duly executed,  with any required  signature  guarantees  (or an agent's  message from the Book-Entry
Transfer Facility confirming that it has received ATOP instructions with respect to the  tendered  Outstanding  Notes) and any other  documents  required by this
Letter of  Transmittal,  within five (5) New York Stock  Exchange  trading  days after the date of  execution  of such  Notice  of  Guaranteed  Delivery,  all as
provided  in  "The  Exchange   Offer--Guaranteed  Delivery  Procedures"  in  the
Prospectus.

     The Notice of Guaranteed  Delivery may be delivered by hand or  transmitted by facsimile or mail to the Exchange  Agent,  and must include a guarantee by an
Eligible Institution in the form set forth in such Notice. For Outstanding Notes to be properly  tendered  pursuant to the  guaranteed  delivery  procedure,  the
Exchange  Agent must receive a Notice of Guaranteed  Delivery on or prior to the
Expiration  Date. As used herein and in the Prospectus,  "Eligible  Institution"
means a firm or other entity  identified  in Rule 17Ad-15  under the  Securities
Exchange  Act of 1934,  as  amended,  as "an  eligible  guarantor  institution,"
including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association  or  clearing  agency;  or  (v)  a  savings  association  that  is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF CERTIFICATES,  THIS LETTER OF TRANSMITTAL AND ALL
OTHER REQUIRED  DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER
AND DELIVERY WILL BE DEEMED MADE ONLY WHEN THE EXCHANGE AGENT ACTUALLY  RECEIVES
ALL OF SUCH DOCUMENTS.  IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN
RECEIPT   REQUESTED,   PROPERLY  INSURED,   OR  OVERNIGHT  DELIVERY  SERVICE  IS
RECOMMENDED.  IN ALL CASES,  SUFFICIENT  TIME SHOULD BE ALLOWED TO ENSURE TIMELY
DELIVERY.

     The Company  will not accept any  alternative,  conditional  or  contingent tenders.  Each  tendering  holder,  by execution  and delivery of this Letter of
Transmittal  (or facsimile  thereof),  waives any right to receive any notice of the acceptance of such tender.

     2.  GUARANTEE  OF  SIGNATURES.  No  signature  guarantee  on this Letter of
Transmittal is required if:

     (i)  this Letter of  Transmittal  is signed by the holder (which term,  for purposes of this Letter of Transmittal,  shall include any participant in DTC whose  name  appears on the Note  Register  as the owner of the
          Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder(s) has completed  either  "Special  Issuance  Instructions"  or
          "Special Delivery Instructions" above; or

     (ii) such  Outstanding  Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s)
on this Letter of Transmittal. See Instruction 5.

     3.   INADEQUATE   SPACE.  If  the  space  provided  in  the  box  captioned
"Description  of Outstanding  Notes" is inadequate,  the  Certificate  number(s)
and/or  the  principal  amount  of  Outstanding  Notes  and any  other  required information  should be listed on a separate  signed schedule that is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Outstanding Notes will be  accepted  only in the  principal  amount of $1,000  and  integral  multiples thereof;  provided,  however,  that, if any  Outstanding  Notes are tendered for exchange in part, the untendered  principal amount thereof must be $1,000 or any integral multiple  thereof.  If less than all the Outstanding Notes evidenced by any  Certificate  submitted  are to be tendered,  please  indicate the principal amount  of  Outstanding  Notes  that  are to be  tendered  in the  box  entitled
"Principal  Amount of  Outstanding  Notes  Tendered (if less than all)." In such case, new  Certificate(s)  for the remainder of the Outstanding  Notes that were evidenced  by the old  Certificate(s)  will  only be sent to the  holder  of the
Outstanding  Notes,  promptly after the Expiration  Date. All Outstanding  Notes represented  by  Certificates  delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise  provided herein,  tenders of Outstanding  Notes may be withdrawn  at any time on or  prior to 5:00  p.m.,  New  York  City  time on the
Expiration  Date.  In order for a withdrawal to be effective on or prior to that time, the Exchange Agent must timely  receive a written,  telegraphic,  telex or facsimile  transmission of such notice of withdrawal at one of its addresses set forth above or in the Prospectus or the  appropriate  procedures of ATOP must be complied with on or prior to the Expiration  Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Outstanding Notes to be  withdrawn  (the  "Depositor"),  (ii)  identify  the  Notes  to be  withdrawn
(including  the  certificate  number or  numbers  and  principal  amount of such
Outstanding  Notes),  (iii) contain a statement  that such person is withdrawing his election to have such  Outstanding  Notes  exchanged,  (iv) be signed by the person in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered  (including any required signature guarantees)  or be accompanied by documents of transfer to have the trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes in the name of the person  withdrawing  the tender,  and (v) specify the name in which such  Outstanding  Notes are  registered,  if  different  from that of the
Depositor.  If Outstanding  Notes have been tendered  pursuant to the procedures for  book-entry  transfer  set  forth  in the  Prospectus  under  "The  Exchange
Offer--Procedures  for  Tendering  Outstanding  Notes," the notice of withdrawal must  specify the name and number of the account at DTC to be credited  with the withdrawal of Outstanding  Notes,  in which case a notice of withdrawal  will be effective if timely  delivered to the  Exchange  Agent by written,  telegraphic, telex or facsimile transmission. Withdrawals of tenders of Outstanding Notes may not be  rescinded.  Outstanding  Notes  properly  withdrawn  will not be  deemed validly  tendered for purposes of the Exchange  Offer,  but may be retendered at any subsequent  time on or prior to the Expiration  Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for
Tendering Outstanding Notes."

     The Company will determine, in its sole discretion, all questions as to the validity,  form  and  eligibility  (including  time  of  receipt)  of  any  such withdrawal  notice,  and such  determination  shall be final and  binding on all parties.  None of the Company,  any  affiliates  or assigns of the Company,  the
Exchange  Agent  or any  other  person  shall  be  under  any  duty to give  any notification  of any  irregularities  in any notice of withdrawal or shall incur any liability for failure to give any such  notification.  Any Outstanding Notes that have been  tendered but that are  withdrawn  will be returned to the holder without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL,  ASSIGNMENTS AND  ENDORSEMENTS.  If
this Letter of Transmittal is signed by the holder(s) of the  Outstanding  Notes

                                       10

tendered hereby,  the signature(s)  must correspond  exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any tendered  Outstanding Notes are owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

     If any tendered  Outstanding  Notes are registered in different  name(s) on several Certificates,  it will be necessary to complete, sign and submit as many separate  Letters of Transmittal (or facsimiles  thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators,  guardians, attorneys-in-fact,  officers of  corporations  or  others  acting  in  another  fiduciary  or  representative capacity,  such  persons must so indicate  when  signing and must submit  proper evidence  satisfactory  to the  Company,  in its sole  discretion,  of each such person's authority to act.

     If this Letter of Transmittal is signed by the holder(s) of the Outstanding
Notes listed and transmitted  hereby,  no  endorsement(s)  of  Certificate(s) or separate  bond  power(s) are  required  unless New Notes are to be issued in the name of a person other than the holder(s).

     Signature(s) on such  Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of  Transmittal  is signed by a person other than the holder of the Outstanding Notes listed and transmitted hereby, the Certificates must be endorsed or accompanied by appropriate  bond powers,  signed exactly as the name or  names of the  holder(s)  appear(s)  on the  Certificates,  and also  must be accompanied by such opinions of counsel, certifications and other information as the Company or the trustee for the  Outstanding  Notes may require in accordance
with  the  restrictions  on  transfer   applicable  to  the  Outstanding  Notes.
Signatures on such Certificates or bond powers must be guaranteed by an Eligible
Institution.

     6.  SPECIAL  ISSUANCE  AND  DELIVERY  INSTRUCTIONS.  If New Notes are to be
issued  in the name of a person  other  than the  signatory  of this  Letter  of
Transmittal,  or if New Notes are to be sent to someone other than the signatory of this Letter of Transmittal or to an address other than that shown above,  the appropriate boxes on this Letter of Transmittal must be completed.  Certificates for Outstanding  Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.
See Instruction 4.

     7. IRREGULARITIES.  The Company will determine, in its sole discretion, all questions as to the form of documents,  validity, eligibility (including time of receipt) and acceptance for exchange of any tender of  Outstanding  Notes.  Such determination  shall be final and binding on all parties.  The Company  reserves the absolute right to reject any and all tenders that it determines not to be in proper form or the acceptance of which, or exchange for which,  may, in the view of counsel to the Company,  be unlawful.  The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange
Offer set forth in the Prospectus under "The Exchange Offer--Certain  Conditions to the  Exchange  Offer" or any  conditions  or  irregularity  in any  tender of
Outstanding  Notes by any particular  holder,  whether or not the Company waives similar  conditions  or  irregularities  in the case of any  other  holder.  The
Company's  interpretation  of the terms and  conditions  of the  Exchange  Offer
(including this Letter of Transmittal and the instructions hereto) will be final and binding on all  parties.  No tender of  Outstanding  Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived.  None of the  Company,  any  affiliates  or assigns of the
Company,  the Exchange Agent or any other person shall be under any duty to give notification of any  irregularities  in tenders or shall incur any liability for failure to give such notification.

     8. QUESTIONS,  REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and
requests for assistance may be directed to the Exchange Agent at its address and telephone  number set forth on the front  cover of this  Letter of  Transmittal.
Additional copies of the Prospectus,  the Notice of Guaranteed  Delivery and the
Letter of Transmittal  may be obtained from the Exchange Agent or from a broker, dealer, commercial bank, trust company or other nominee.

                                       11

     9. 30% BACKUP WITHHOLDING;  SUBSTITUTE FORM W-9. Under current U.S. federal income tax law, a holder  whose  tendered  Outstanding  Notes are  accepted  for exchange is required to provide the Exchange  Agent with such  holder's  correct
taxpayer   identification  number  (e.g.  social  security  number  or  employer identification  number) ("TIN") on Substitute Form W-9 below and certify,  under penalties  of perjury,  that such number is correct and he or she is not subject to backup  withholding.  If the Exchange  Agent is not provided with the correct
TIN,  the Internal  Revenue  Service (the "IRS") may subject the holder or other payee to a $50 penalty.  In  addition,  payments to such holders or other payees with respect to Outstanding  Notes exchanged  pursuant to the Exchange Offer may be subject to 30% backup withholding.

     The  tendering  holder may write  "Applied  For" in the box  requiring  the holder's TIN if the  tendering  holder has not been issued a TIN and has applied for a TIN or intends  to apply for a TIN in the near  future.  If the  tendering
holder  has  indicated   "Applied  For,"  the  holder  must  also  complete  the
Certificate of Awaiting Taxpayer  Identification  Number below in order to avoid backup  withholding.  Notwithstanding  that the  tendering  holder has indicated
"Applied For" and the Certificate of Awaiting Taxpayer Identification Number has
been completed,  the Exchange Agent will withhold 30% of all reportable payments made prior to the time that a properly certified TIN is provided to the Exchange
Agent.  The Exchange Agent will retain such amounts  withheld  during the 60 day period  following the date of the Substitute  Form W-9. If the holder  furnishes the Exchange  Agent with its TIN within 60 days after the date of the Substitute
Form W-9, the amounts  retained during the 60 day period will be remitted to the holder and no further  amounts  shall be retained or withheld from payments made to the holder thereafter.  If, however, the holder has not provided the Exchange
Agent with its TIN within such 60 day period,  amounts withheld will be remitted to the IRS as backup withholding and 30% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange  Agent the TIN of the holder of the  Outstanding  Notes or of the last  transferee  appearing  on the  transfers attached to, or endorsed on, the Outstanding Notes. If the Outstanding Notes are
registered  in more  than one name or are not in the name of the  actual  owner, consult the enclosed  "Guidelines for  Certification of Taxpayer  Identification
Number  on  Substitute  Form W-9" for  additional  guidance  on which  number to report.

     Certain  holders   (including,   among  others,   corporations,   financial
institutions  and certain  foreign  persons)  may not be subject to these backup
withholding  and  reporting  requirements.   Such  holders  should  nevertheless
complete the attached  Substitute  Form W-9 below and write "exempt" on the face thereof to avoid possible  erroneous  backup  withholding.  A foreign person may qualify as an exempt  recipient by submitting a properly  completed IRS Form W-8 signed under penalties of perjury attesting to its exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer  Identification Number on
Substitute  Form W-9" for  additional  guidance on which holders are exempt from backup withholding.

     Backup  withholding is not an additional U.S.  federal income tax.  Rather, the U.S. federal income tax liability of a person subject to backup  withholding will be reduced  by the amount of tax  withheld.  If  withholding  results in an overpayment of tax, a refund may be obtained.

     10. WAIVER OF CONDITIONS.  The Company reserves the absolute right to waive satisfaction of any or all conditions to the Exchange Offer enumerated herein or in the Prospectus.

     11. NO CONDITIONAL TENDERS. The Company will not accept any alternative, conditional, irregular or contingent tenders. By execution and delivery of this
Letter of Transmittal, a tendering Holder of Outstanding Notes shall be deemed to have irrevocably waived any right to receive notice of acceptance of such
Outstanding Notes for exchange.

     12.  LOST,  DESTROYED  OR  STOLEN   CERTIFICATES.   If  any  Certificate(s)
representing  Outstanding Notes have been lost,  destroyed or stolen, the holder should promptly notify the Exchange Agent,  which will instruct the holder as to the steps that must be taken in order to  replace  the  Certificate(s).  In such event,  the Exchange  Agent will be unable to process this Letter of Transmittal and related documents until the holder has followed the procedures for replacing lost, destroyed or stolen Certificate(s).

                                       12

     13.  TRANSFER  TAXES.  The Company  will pay all  transfer  taxes,  if any, applicable  to the  exchange of the  Outstanding  Notes in the  Exchange  Offer;
provided,  however,  that if a transfer tax is imposed because the New Notes are to be  delivered  to, or are to be issued in the name of, any person  other than the holder of the Outstanding  Notes  tendered,  or if a transfer tax is imposed for any reason other than the exchange of Outstanding  Notes in connection  with the Exchange  Offer,  then the tendering  holder must pay the amount of any such transfer  tax  (whether  imposed  on the  holder  or any other  person).  If the tendering  holder  submits  satisfactory  evidence  of  payment of such taxes or exemption therefrom with the Letter of Transmittal,  the amount of such transfer taxes will be billed directly to such tendering  holder. If the tendering holder is responsible for the transfer taxes in accordance with this paragraph 13, then the  Company  will not be  required  to  deliver  any New  Notes  to,  or at the discretion  of, the tendering  holder until such time as such transfer taxes are paid.

      IMPORTANT: THE EXCHANGE AGENT MUST RECEIVE THIS LETTER OF TRANSMITTAL
                  (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED
                   DOCUMENTS ON OR PRIOR TO THE EXPIRATION DATE.

                                       13

                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                               (See Instruction 9)

--------------------------------------------------------------------------------
SUBSTITUTE                        Part I-Taxpayer Identification
FORM W-9                          Number-Enter your taxpayer
Department of the Treasury        identification number in the              ___________________________
Internal Revenue Service          appropriate box.  For most                Social security number
                                  individuals, this is your social
Payer's Request for               security number.  If you do not                      OR
Taxpayer Identification Number    have a number, see "Obtaining a
("TIN")                           Number" in the enclosed                   ____________________________
                                  Guidelines.  Certify by signing           Employer identification number
                                  and dating below.                         (If awaiting TIN write "Applied For")

                                  Note:  if the account is in more
                                  than one name, check in the
                                  enclosed Guidelines for guidelines
                                  on which number to give the payer.
---------------------------------------------------------------------------------------------------------------
                                  Part II-For Payers Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein
----------------------------------------------------------------------------------------------------------------
CERTIFICATION-Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer  Identification Number
     (or I am waiting for a number to be issued to me), and

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding,  or (b) I have  not  been  notified  by the  Internal  Revenue
     Service (the "IRS") that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

CERTIFICATE  INSTRUCTIONS-You  must  cross  out item (2)  above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting  interest or dividends on your tax return.  However,  if after being  notified  by the IRS that you were  subject  to  backup  withholding  you received  another  notification  from the IRS that you are no longer  subject to backup  withholding,  do not cross out item (2). (Also see  instructions  in the enclosed Guidelines.)

Signature:___________________________________  Date: __________________,200___

--------------------------------------------------------------------------------

NOTE:FAILURE TO COMPLETE  AND RETURN THIS FORM MAY RESULT IN BACKUP  WITHHOLDING
     OF 30% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED  "GUIDELINES
     FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9"
     FOR ADDITIONAL DETAILS.

NOTE:YOU MUST  COMPLETE THE FOLLOWING  CERTIFICATE  IF YOU ARE AWAITING (OR WILL
     SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer  identification number has not been  issued  to me,  and  either  (i) I have  mailed  or  delivered  an application to receive a taxpayer to receive a taxpayer identification number to
the   appropriate   Internal   Revenue   Service   Center  or  Social   Security
Administration  office or (2) I intend to mail or deliver an  application in the near  future.  I understand  that if I do not provide a Taxpayer  Identification
Number  by the  time  of  payment,  30% of all  reportable  payments  made to me thereafter will be retained until I provide a Taxpayer  Identification Number to the  Exchange  Agent and that,  if I do not provide my  taxpayer  identification number within 60 days,  such retained  amounts shall be remitted to the Internal
Revenue Service as backup withholding and 30% of all reportable payments made to me  thereafter  will be withheld and remitted to the  Internal  Revenue  Service until I provide a Taxpayer Identification Number.

Signature:___________________________________  Date: __________________, 200___

--------------------------------------------------------------------------------

                                       14

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper  Identification Number for the Payee (You)
to Give the Payer.  Social  security  numbers have nine digits  separated by two hyphens:  i.e.,  000-00-0000.  Employer  identification numbers have nine digits separated  by only one  hyphen:  i.e.,  00-0000000.  The table  below  will help determine  the number to give the payer.  All  "Section"  references  are to the
Internal  Revenue  Code of  1986,  as  amended.  "IRS" is the  Internal  Revenue
Service.

-------------------------------------------------------  -----------------------------------------------------
                                  Give the SOCIAL                                         Give the EMPLOYER
   For this type of account:      SECURITY                 For this type of account       IDENTIFICATION
                                  number of -                                             number of --
-------------------------------------------------------  -----------------------------------------------------

1. An individual's account        The individual          6. A valid trust, estate or     The legal entity (4)
                                                             pension trust

2. Two or more individuals        The actual owner of     7. Corporate                    The corporation
   (joint account)                the account or, if
                                  combined funds, the
                                  first individual on
                                  the account(1)

3. Custodian account of a minor   The minor(2)            8. Association, club,           The organization
   (Uniform Gift to Minors Act)                              religious, charitable,
                                                             educational or other
                                                             tax-exempt entity

4. a.  The usual revocable        The grantor-trustee(1)  9. Partnership                  The partnership
   savings trust account
   (grantor is also trustee)

   b.  So-called trust account    The actual owner(1)    10. A broker or registered       The broker or nominee
   that is not a legal or valid                              nominee
   trust under State law

5. Sole proprietorship            The owner(3)           12. Account with the             The public entity
                                                             Department of
                                                             Agriculture in the name
                                                             of a public entity
                                                             (such as a State or
                                                             local government,
                                                             school district or
                                                             prison) that receives
                                                             agricultural program
                                                             payments

-------------------------------------------------------  -----------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish. If only one person or a joint account has a social security number, that person's social security number must be furnished.
(2)  Circle the minor's name and furnish the minor's social security number.
(3)  Show your individual name.  You may also enter your business name.  You may use your social security number or employer identification number (if you have one).
(4)  List first and circle the name of the legal trust, estate or pension trust.  (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

     NOTE:If no name is  circled  when  there is more than one name,  the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2

Obtaining a Number

If  you   don't   have   a   taxpayer      o  Payments  of  tax-exempt  interest
identification  number  or you  don't         (including     exempt-interest
know your  number,  obtain Form SS-5,         dividends under Section 852).
Application  for  a  Social  Security      o  Payments   described   in  Section
Card, or Form SS-4,  Application  for         6049(b)(5) to nonresident aliens.
Employer  Identification  Number,  at      o  Payments  on   tax-free   covenant
the  local   office  of  the   Social         bonds under Section 1451.
Security    Administration   or   the      o  Payments  made by certain  foreign
Internal  Revenue  Service  and apply         organizations.
for a number.                              o  Payments made to a nominee.

Payees Exempt from Backup Withholding      Exempt payees  described above should
                                           file  Form  W-9  to  avoid   possible
Payees  specifically   exempted  from      erroneous  backup  withholding.  FILE
backup   withholding  or  information      THIS  FORM  WITH THE  PAYER,  FURNISH
reporting on ALL payments include the      YOUR TAXPAYER  IDENTIFICATION NUMBER,
following:                                 WRITE  "EXEMPT"  ON THE  FACE  OF THE
o  A corporation.                          FORM, AND RETURN IT TO THE PAYER.  IF
o  A financial institution.                THE PAYMENTS ARE INTEREST,  DIVIDENDS
o  An  organization  exempt  from tax      OR PATRONAGE DIVIDENDS, ALSO SIGN AND
   under    Section    501(a),    any      DATE THE FORM.
   individual   retirement   plan  or
   custodial  account  under  Section      Certain    payments,   other    than
   403(b)(7)    (if    the    account      interest,   dividends  and  patronage
   satisfies  the   requirements   of      dividends  that  are not  subject  to
   Section 401(f)(2)).                     information  reporting  are  also not
o  The United States or any agency or      subject  to backup  withholding.  For
   instrumentality thereof.                details,  see the  regulations  under
o  A State, the District of Columbia,      Sections 6041, 6041A(a),  6042, 6044,
   a possession  of the United States      6045,    6049,   6050A    and  6050N
   or     any      subdivision     or
   instrumentality thereof.                Privacy  Act Notice.  - Section  6109
o  A foreign government,  a political      requires most recipients of dividend,
   subdivision     of    a    foreign      interest  or other  payments  to give
   government   or  any   agency   or      taxpayer  identification  numbers  to
   instrumentality thereof.                payers who must  report the  payments
o  An  international  organization or      to IRS.  IRS  uses  the  numbers  for
   any    of    its    agencies    or      identification purposes.  Payers must
   instrumentalities.                      be given the  numbers  whether or not
o  A   dealer   in    securities   or      recipients  are  required to file tax
   commodities  required  to register      returns.    Payers   must   generally
   in the U.S. or a possession of the      withhold  30%  of  taxable  interest,
   U.S.                                    dividend and certain  other  payments
o  A real estate investment trust.         to a payee  who  does not  furnish  a
o  A common trust fund  operated by a      taxpayer  identification  number to a
   bank under Section 584(a).              payer.  Certain  penalties  may  also
o  A  trust  exempt  from  tax  under      apply.
   Section   664  or   described   in
   Section 4947.                           Penalties
o  An entity  registered at all times
   under the  Investment  Company Act      (1)  Penalty  for  Failure to Furnish
   of 1940.                                Identification  Number. - If you fail
o  A foreign central bank of issue.        to     furnish     your      taxpayer
                                           identification number to a payer, you
Payments  Not  Generally  Exempt From      are  subject  to a penalty of $50 for
Backup Withholding                         each such failure unless your failure
                                           is due to reasonable cause and not to
Payments of dividends  and  patronage      willful neglect.
dividends  not  generally  subject to
backup   withholding    include   the      (2)   Civil    Penalty    for   False
following:                                 Information     With    Respect    to
o  Payments  to  nonresident   aliens      Withholding.  - If you  make a  false
   subject   to   withholding   under      statement  with no  reasonable  basis
   Section 1441.                           which  results  in no  imposition  of
o  Payments   to   partnerships   not      backup  withholding,  you are subject
   engaged in a trade or  business in      to a penalty of $500.
   the U.S.  and which  have at least
   one nonresident partner.                (3) Criminal  Penalty for  Falsifying
o  Payments  of  patronage  dividends      Information.       -       Falsifying
   where the amount  received  is not      certifications  or  affirmations  may
   paid in money.                          subject  you  to  criminal  penalties
o  Payments  made by certain  foreign      including fines and/or imprisonment.
   organizations.
o  Payments made to a nominee.             FOR  ADDITIONAL  INFORMATION  CONTACT
                                           YOUR TAX  CONSULTANT  OR THE INTERNAL
Payments  of interest  not  generally
subject    to   backup    withholding
including the following:
o  Payments     of     interest    on
   obligations issued by individuals.
   Note: You may be subject to backup
   withholding  if this  interest  is
   $600  or  more  and is paid in the
   course  of the  payer's  trade  or
   business and you have not provided
   your       correct        taxpayer
   identification   number   to   the
   payer.